SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) March 10, 2005


                         CASTLE & MORGAN HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                        333-112754                32-0104570
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(State or other     (Commission File number)   (IRS Employer Identification No.)
jurisdiction of
incorporation or
organization)

                          180 Varick Street. 13th Floor
                               New York, NY 10014
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               (Address of principal executive offices) (Zip Code)

                                 (310) 396-1691
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              (Registrant's Telephone Number, Including Area Code)


                1175 Walt Whitman Road, Melville, New York 11747
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                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

STOCK PURCHASE AGREEMENT

      On March 10, 2005, Castle & Morgan Holdings, Inc. (the "Company") entered into and simultaneously closed a Stock Purchase Agreement (the "Stock Purchase Agreement") with Internet Finance International Corporation, as seller ("Seller") and Gaha Ventures, LLC, Altitude Group, LLC, David Cantor, and Fountainhead Investments, Inc., as purchasers (each a "Purchaser" and collectively, the "Purchasers"). Seller is wholly owned by Chris Kern, who was the sole director, President and CEO of the Company as of the date of the Stock Purchase Agreement.

      At the closing (the "Closing") of the transactions set forth in the Stock Purchase Agreement, the Seller sold to the Purchasers an aggregate of 2,384,584 shares (the "Shares") of the Company's common stock, which is approximately 62.6% of the outstanding capital stock of the Company and assigned to Purchasers all of Seller's interest in a promissory note (the "Note"), due from the Company to Seller in the principal amount of $52,920. The Purchasers paid to the Seller, in the aggregate, $402,500 in cash as the purchase price for the Shares and Note. From the proceeds of sale of the Shares, Seller made arrangements to pay off an aggregate of approximately $30,511 of liabilities owed by the Company, including attorneys' fees, accounting fees, transfer agent fees and a loan from a shareholder. The Stock Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K.

      The Purchasers acquired the shares in the following amounts and now own the following respective percentages of the outstanding common stock of the
Company:

                                                                  PERCENTAGE OF
NAME                               NUMBER OF SHARES ACQUIRED      COMPANY
---------------                    ------------------------       ------------

Gaha Ventures, LLC (1)                           1,192,292              31.3%
Altitude Group, LLC (2)                            357,688               9.4%
David Cantor                                       166,921               4.4%
Fountainhead Investments, Inc. (3)                 667,683              17.5%

(1) Jodi Kirsch owns 100% of the outstanding membership interests in Gaha Ventures, LLC and therefore is the beneficial owner of the 1,192,292 shares acquired by Gaha Ventures, LLC.

(2) Dr. Michael Kreizman owns 100% of the outstanding membership interests in Altitude Group, LLC and therefore is the beneficial owner of the 357,688 shares acquired by Altitude Group, LLC.

(3) Peter Zachariou controls Fountainhead Investments, Inc. and therefore is the beneficial owner of the aggregate 667,683 shares held by those entities.

      The Note was acquired by the Purchasers and the principal balance was allocated pro-rata to the Purchasers based on the number of shares acquired by each Purchaser.

      None of the Purchasers are affiliated and there is no agreement or understanding among the Purchasers as to how they will vote, transfer or otherwise dispose of their shares.

      Each Purchaser used his, her or its personal funds or working capital, as applicable, to acquire the Shares from the Sellers. None of the Purchasers borrowed any funds to acquire the Shares.



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

      Prior to the Closing of the transactions contemplated by the Stock Purchase Agreement, the Purchasers were not affiliated with the Company. Certain of the Purchasers will be deemed affiliates of the Company after the Closing as a result of their stock ownership interest in the Company.

      Chris Kern was the sole director and the President and CEO of the Company prior to the Closing. At the Closing, he tendered to the Company his resignation with immediate effect as sole director of the Company. Mr. Kern also tendered his resignation as President and CEO of the Company, to be effective immediately upon the filing of this report on Form 8-K with the U.S. Securities and Exchange Commission.

      At the Closing, Geoffrey Alison, age 32 was appointed as sole director of the Company and was also appointed as a President and CEO of the Company to become effective upon the effective date of Mr. Kern's resignation from such positions.

CHANGE OF BUSINESS PLAN

      From and after the Closing Date, the Company will no longer operate its business as a e-commerce reseller of video/dvd/cd titles. Instead, the Company's business plan will now consist of exploring potential targets for a business combination with the Company through a purchase of assets, share purchase or exchange, merger or similar type of transaction. Except as set forth in the Stock Purchase Agreement or as otherwise expressly described herein, neither the Purchasers nor the Company have any specific plans or proposals at this time which relate to or would result in: (a) the acquisition by any person of additional securities of the Company; (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries; (c) a sale or transfer of a material amount of assets of the Company or of any of its subsidiaries; (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board; (e) any material change in the present capitalization or dividend policy of the Company; (f) any other material change in the Company's business or corporate structure; (g) changes in the Company's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the issuer by any other person; (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association; (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to
Section 12(g)(4) of the Securities Act; or (j) any similar action to those enumerated above.

                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.01 CHANGE IN CONTROL OF THE REGISTRANT

      See Item 1.01 above for information concerning a change in control of the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Chris Kern was the sole director and the President and CEO of the Company prior to the Closing. At the Closing, he tendered to the Company his resignation with immediate effect as sole director of the Company. Mr. Kern also tendered his resignation as President and CEO of the Company to be effective immediately upon the filing of this report on Form 8-K with the U.S. Securities and Exchange Commission.



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

      At the Closing, Geoffrey Alison, age 32 was appointed as sole director of the Company and was appointed as a President and CEO of the Company to become effective upon the effective date of Mr. Kern's resignation from such positions.

      Geoffrey Alison has been registered with the National Association of Securities Dealers since 1999 and has worked as a General Securities Principal for various securities firms including Stock USA, Inc (January 1999 - October
2001) and Assent, LLC (November 2001 - August 2004). From September 2004 through the present date, Mr. Alison has been a registered General Securities Principal with ECHOtrade, a Philadelphia Exchange member firm, as a securities trader for his own capital and benefit. From July 2003 through January 2005, he served as Chief Financial Officer, Secretary and a director of Intrac, Inc. (OTCBB:ITRD). In October, 2002, Mr. Alison co-created Greenvest Industries, Inc. which manufactures pet products under the brand name Happy Tails Pet Beds. Mr. Alison is currently President and CEO of Greenvest Industries, Inc. Since January 2005, Mr. Alison has acted as the Chief Executive Officer and sole director of Cape Coastal Trading Corporation, which is shell company engaged in the business of exploring potential acquisition targets.

      Mr. Alison does not have an employment agreement with the Company.

                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

Exhibit 10.1 - Stock Purchase Agreement, dated March 10, 2005, among the Company, the Seller and the Purchasers.

Exhibit 10.2 - Allonge and Assignment, dated March 10, 2005, of Promissory Note of Company payable to Internet Finance International Corporation.



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


                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               CASTLE & MORGAN HOLDINGS, INC.


Date: March 15, 2005           By:    /s/ Chris Kern
                                     ------------------------------------------
                                          Chris Kern
                                          President and Chief Executive Officer


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


                                  EXHIBIT INDEX


----------------  --------------------------------------------------------------
Exhibit Number    Description
----------------  --------------------------------------------------------------
10.1              Stock Purchase Agreement, dated March 10, 2005, among the
                  Company, the Seller and the Purchasers.

----------------  --------------------------------------------------------------

----------------  --------------------------------------------------------------
10.2 Allonge and Assignment, dated March 10, 2005 of Promissory Note of Company payable to Internet Finance International Corporation

----------------  --------------------------------------------------------------


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